                                                                   EXHIBIT 10.28





                        BROWNING-FERRIS INDUSTRIES, INC.

                   STOCK AND EMPLOYEE BENEFIT TRUST AGREEMENT


                       Effective as of February 28, 1995

                               TABLE OF CONTENTS

                                                                                                                     PAGE
                                                                                                                     ----
ARTICLE 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
Trust, Trustee and Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         1.1     Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         1.2     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.3     Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.4     Trust Fund Subject to Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.5     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-

ARTICLE 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
Contributions and Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         2.1     Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         2.2     Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         2.3     Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-

ARTICLE 3  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .-5-
Release of Company Stock and Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-
         3.1     Company Stock Made Available for Transfer from Trust . . . . . . . . . . . . . . . . . . . . . . . . -5-
         3.2     Transfer from Trust of Released Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         3.3     Transfer of Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

ARTICLE 4  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -7-
Compensation, Expenses and Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         4.1     Compensation and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         4.2     Withholding of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

ARTICLE 5  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -7-
Administration of Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         5.1     Management and Control of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         5.2     Investment of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         5.3     Trustee's Administrative Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         5.4     Rights Regarding Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
         5.5     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
         5.6     General Duty to Communicate to Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-


ARTICLE 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
Accounts and Reports of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         6.1     Records and Accounts of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         6.2     Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         6.3     Reports of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         6.4     Final Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-

ARTICLE 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
Succession of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.1     Resignation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.2     Removal of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.3     Appointment of Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.4     Succession to Trust Fund Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.5     Continuation of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.6     Changes in Organization of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.7     Continuance of Trustee's Powers in Event of Termination of the Trust . . . . . . . . . . . . . . .  -12-

ARTICLE 8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         8.1     Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         8.2     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.3     Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.4     Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.5     Form of Amendment or Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-

ARTICLE 9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.1     Controlling Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.2     Committee Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.3     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.4     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.5     Protection of Persons Dealing with the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.6     Tax Status of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.7     Participants to Have No Interest in the Company by Reason of the Trust . . . . . . . . . . . . . .  -15-
         9.8     Nonassignability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.9     Gender and Plurals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.10    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-


ARTICLE 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
Trust, Trustee and Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         1.1     Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
         1.2     Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.3     Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.4     Trust Fund Subject to Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
         1.5     Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-

ARTICLE 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
Contributions and Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         2.1     Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -4-
         2.3     Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -5-

ARTICLE 3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
Release of Company Stock and Allocations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         3.1     Company Stock Made Available for Transfer from Trust . . . . . . . . . . . . . . . . . . . . . . . . -6-
         3.2     Transfer from Trust of Released Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
         3.3     Transfer of Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

ARTICLE 4 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
Compensation, Expenses and Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         4.1     Compensation and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-
         4.2     Withholding of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -7-

ARTICLE 5 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
Administration of Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         5.1     Management and Control of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         5.2     Investment of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         5.3     Trustee's Administrative Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -8-
         5.4     Rights Regarding Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -9-
         5.5     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-
         5.6     General Duty to Communicate to Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -10-

ARTICLE 6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
Accounts and Reports of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         6.1     Records and Accounts of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         6.2     Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         6.3     Reports of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         6.4     Final Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-

ARTICLE 7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-


Succession of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.1     Resignation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -11-
         7.2     Removal of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.3     Appointment of Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.4     Succession to Trust Fund Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.5     Continuation of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.6     Changes in Organization of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -12-
         7.7     Continuance of Trustee's Powers in Event of Termination of the Trust . . . . . . . . . . . . . . .  -12-

ARTICLE 8 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.1     Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.2     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.3     Effect of Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -13-
         8.4     Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         8.5     Form of Amendment or Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-

ARTICLE 9 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.1     Controlling Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.2     Committee Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.3     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -14-
         9.4     Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.5     Protection of Persons Dealing with the Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.6     Tax Status of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.7     Participants to Have No Interest in the Company by Reason of the Trust . . . . . . . . . . . . . .  -15-
         9.8     Nonassignability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.9     Gender and Plurals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -15-
         9.10    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -16-

                        BROWNING-FERRIS INDUSTRIES, INC.

                   STOCK AND EMPLOYEE BENEFIT TRUST AGREEMENT


                 THIS STOCK AND TRUST AGREEMENT (this "Agreement"), is made effective as of February 28, 1995, between Browning-Ferris Industries, Inc., a Delaware corporation, and Wachovia Bank of North Carolina, N.A., as trustee.

                              W I T N E S S E T H

                 WHEREAS, the Company (as herein defined) desires to establish a trust (the "Trust") in accordance with the laws of the State of Delaware and for the purposes stated in this Agreement;

                 WHEREAS, the Trustee (as herein defined) desires to act as trustee of the Trust, and to hold legal title to the assets of the Trust, in trust, for the purposes hereinafter stated and in accordance with the terms hereof;

                 WHEREAS, the Company or its subsidiaries have previously adopted the Plans (as herein defined);

                 WHEREAS, the Company desires to provide assurance of the availability of the shares of its common stock necessary to satisfy certain of its obligations or those of its subsidiaries under the Plans and for the Corporate Purposes (as herein defined);

                 WHEREAS, the Company desires that the assets to be held in the Trust Fund (as herein defined) should be principally or exclusively securities of the Company and, therefore expressly waives any diversification of investments that might otherwise be necessary, appropriate or required pursuant to applicable provisions of law; and

                 WHEREAS, the Trustee has been appointed as trustee and has accepted such appointment as of the date first set forth above;

                 NOW, THEREFORE, the parties hereto hereby establish the Trust and agree that the Trust will be comprised, held and disposed of as follows:


                                   ARTICLE 1

                         TRUST, TRUSTEE AND TRUST FUND

                  1.1 Trust. This Agreement and the Trust shall be known as the Browning-Ferris Industries, Inc. Stock and Employee Benefit Trust. The parties intend that the Trust will be an independent legal entity with title to and power to convey all of its assets. The parties hereto further intend that the Trust not be subject to the Employee Retirement Income Security Act of 1974, as amended.

The Trust is not a part of any of the Plans and does not provide retirement or other benefits to any Plan Participant (as herein defined). The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust. The Trust shall be irrevocable.

                  1.2 Trustee. The trustee named above, and its successor or successors, is hereby designated as the trustee hereunder, to receive, hold, invest, administer and distribute the Trust Fund in accordance with this Agreement, the provisions of which shall govern the powers, duties and responsibilities of the Trustee.

                  1.3 Trust Fund. The assets held at any time and from time to time under the Trust collectively are herein referred to as the "Trust Fund" and shall consist of contributions received by the Trustee, proceeds of any loans, investments and reinvestment thereof, the earnings and income thereon, less disbursements therefrom. Except as herein otherwise provided, title to the assets of the Trust Fund shall at all times be vested in the Trustee and securities that are part of the Trust Fund shall be held in such manner that the Trustee's name and the fiduciary capacity in which the securities are held are fully disclosed, subject to the right of the Trustee to hold title in bearer form or in the name of a nominee, and the interests of others in the Trust Fund shall be only the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

                  1.4 Trust Fund Subject to Claims. Notwithstanding any provision of this Agreement to the contrary, the Trust Fund shall at all times remain subject to the claims of the Company's general creditors under federal and state law.

                  In addition, the Board of Directors and Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency (as herein defined). If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company is Insolvent and, pending such determination, the Trustee shall discontinue allocations pursuant to Article 3.

                  Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's Insolvency.

                  If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall discontinue allocations pursuant to Article 3 and shall hold the Trust Fund for the benefit of the Company's general creditors. Nothing in this Agreement shall in any way diminish any rights of employees as general creditors of the Company with respect to benefits due under the Plan(s) or otherwise.

                  The Trustee shall resume allocations pursuant to Article 3 only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

                  1.5 Definitions. In addition to the terms defined in the preceding portions of this Agreement, certain capitalized terms have the meanings set forth below:

                  Board of Directors. "Board of Directors" means the board of directors of the Company.

                  Code. "Code" means the Internal Revenue Code of 1986, as amended.

                  Committee. "Committee" means the person holding the title of Secretary or Assistant Secretary of the Company, or such other person who is charged by the Board of Directors with administration of the Trust.

                  Company. "Company" means Browning-Ferris Industries, Inc., a Delaware corporation, or any successor thereto. Reference to the Company shall include its subsidiaries where appropriate.

                  Company Stock. "Company Stock" means shares of common stock, par value $.16 2/3 per share, issued by the Company, or any successor securities thereto.

                  Corporate Purposes. "Corporate Purposes" means the variety of transactions through which the Company might otherwise issue Company Stock, including a public or private offering of Company Stock, conversion of debt or preferred stock issued by the Company and convertible into Company Stock, exercise of stock optons or warrants to purchase Company Stock, and acquisitions funded or paid for through the issuance of Company Stock.

                  Extraordinary Dividend. "Extraordinary Dividend" means any dividend or other distribution of cash or other property (other than Company Stock) made with respect to Company Stock, which the Board of Directors declares generally to be other than an ordinary dividend.

                  Fair Market Value. "Fair Market Value" means as of any date the average of the highest and lowest reported sales prices regular way on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) of a share of Company Stock as reported on the composite tape, or similar reporting system, for issues listed on the New York Stock Exchange (or, if the Company Stock is no longer traded on the New York Stock Exchange, on such other national securities exchange on which the Company Stock is listed or national securities or central market system upon which transactions in Company Stock are reported, as either shall be designated by the Committee for the purposes hereof) or if sales of Company Stock are not reported in any manner specified above, the average of the high bid and low asked quotations on such date (or if such date is not a trading day, then on the most recent prior date which is a trading day) in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System or, if not so reported, by National Quotation Bureau, Incorporated or similar organization selected by the Committee.

                  Insolvency or Insolvent. "Insolvency" or being "Insolvent" means (i) the inability of the Company to pay its debts as they become due, or
(ii) the Company being subject to a pending proceeding as a debtor under the provisions of Title 11 of the United States Code (Bankruptcy Code).

                  Loan. "Loan" means the loan and extension of credit to the Trust evidenced by the promissory note made by the Trustee of even date herewith with which the Trustee purchased Company Stock.

                  Plan Participant. "Plan Participant" means a participant in any of the Plans.

                  Plans. "Plans" means the plans, contracts and compensation structures listed on Schedule A hereto.

                  Trustee. "Trustee" means Wachovia Bank of North Carolina, N.A. (not in its corporate capacity but as trustee of the Trust), or any successor trustee.

                  Trust Year. "Trust Year" means the period beginning on the date hereof and ending on September 30, 1995, and each 12 month period beginning on October 1 and ending on September 30 thereafter.


                                   ARTICLE 2

                          CONTRIBUTIONS AND DIVIDENDS

                  2.1 Contributions. On the date of execution of this Agreement, the Company shall contribute to the Trust in cash the sum of $2,500,500, which represents the aggregate par value of the 15,000,000 shares of Company Stock purchased by the Trust pursuant to that certain Common Stock Purchase Agreement, dated of even date herewith, between the Company and the Trustee. In addition, for each Trust Year, the Company shall contribute to the Trust in cash such amount, which together with dividends, as provided in
Section 2.3, and any other earnings of the Trust, shall enable the Trustee to make all payments of principal and interest due under the Loan on a timely basis. Unless otherwise expressly provided herein, the Trustee shall apply all such contributions, dividends and earnings to the payment or prepayment of principal and interest due under the Loan. If, at the end of any Trust Year, such contributions, dividends and earnings shall be insufficient to enable the Trustee to make all payments of principal and interest due under the Loan, then the Company shall be deemed to have forgiven principal and interest on the Loan to the extent such contributions, dividends and earnings are less than the principal and interest then due. All contributions made under the Trust shall be delivered to the Trustee. The Trustee shall be accountable for all contributions received by it, but shall have no duty to require any contributions to be made to it.

                  2.2 Prepayments. The Company may, from time to time, contribute cash to the Trust in amounts sufficient to enable the Trust to prepay, in whole or in part, principal (and interest accrued thereon to the date of prepayment) of the Loan at any time or, in lieu of such prepayment, the Committee may, from time to time, direct that all or any part of such principal (and interest accrued thereon) shall be forgiven and the payment so directed shall be forgiven.

                  2.3 Dividends. Except as otherwise provided herein, dividends paid in any Trust Year in cash on Company Stock held by the Trust (including dividends paid on Released Shares, as defined below, that have not been transferred out of the Trust at the time of such dividend payment) shall be applied, immediately upon receipt thereof by the Trustee, (i) first to interest accrued and unpaid as of the date of any such payment and then, to the extent that any such payment exceeds such accrued and unpaid interest, (ii) to prepay interest that accrues after such payment through the end of such Trust Year, and then, (iii) to pay principal installments due within such Trust Year, and then, (iv) to the extent not otherwise distributed in accordance with the next sentence, to additional installments of principal in the order of their scheduled maturity. In the event that dividends paid on Company Stock held in the Trust, other than Extraordinary Dividends, exceed the amount of scheduled principal and interest due in any Trust Year, such excess shall, as determined in good faith by the Committee, be (i) applied to prepay, in whole or in part, principal (and accrued interest thereon to the date of such prepayment) of the Loan or (ii) distributed to the Plans and/or to any other broad cross section of individuals employed by the Company. Extraordinary Dividends shall not be used to pay interest on or principal of the Loan, but shall be invested in additional Company Stock as soon as practicable, except as provided below. Dividends which are not in cash or in Company Stock (including Extraordinary Dividends, or portions thereof) shall be reduced to cash by the Trustee and reinvested in Company Stock as soon as practicable, except as provided below. For purposes of this Agreement, Company Stock purchased with the proceeds of an Extraordinary Dividend or with the proceeds of a non-cash dividend shall, for purposes of this Agreement (including, without limitation, Section 3.1 hereof), be deemed to have been acquired with the proceeds of the Loan. In the Trustee's discretion, investments in Company Stock may be made through open-market purchases, private transactions or (with the Company's consent) purchases from the Company. The Committee may direct the Trustee as to the timing and manner of such purchases in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock.


                                   ARTICLE 3

                    RELEASE OF COMPANY STOCK AND ALLOCATIONS

                  3.1 Company Stock Made Available for Transfer from Trust. Immediately after each payment, prepayment or forgiveness, if any, of principal (and accrued interest thereon) of the Loan is made, a number of shares of Company Stock shall be made available for transfer from the Trust ("Released Shares") in the manner set forth in Section 3.2. The number of such Released Shares shall equal the number of shares of Company Stock held in the Trust immediately prior to such payment, prepayment or forgiveness that have not already been deemed Released Shares pursuant to a previous payment, prepayment or forgiveness of principal of the Loan, multiplied by a fraction, the numerator of which shall be the amount of principal paid or prepaid or deemed forgiven upon such payment or prepayment date or date of forgiveness and the denominator of which shall be the sum of the numerator plus the principal amount of the Loan remaining after such payment, prepayment or forgiveness. No fractional shares shall be released. If the preceding computation results in fractional shares, the number of Released Shares shall be computed by rounding down to the next whole number. The number of Released Shares, determined as aforesaid, shall be certified to the Trustee by the Committee.

                  3.2 Transfer from Trust of Released Shares. Released Shares shall be transferred by the Trustee, if and as directed by the Committee, either (i) to satisfy stock requirements for the Corporate Purposes or (ii) to the Plans, in each case, as shall be required to provide Released Shares for such Corporate Purposes or to such Plans in accordance with the current requirements of such Corporate Purposes or such Plans, as the case may be, for Released Shares. If the Company has previously satisfied current requirements of such Corporate Purposes or such Plans either through the delivery or contribution of cash, Company Stock or otherwise, Released Shares of equivalent value may be delivered to the Company. If after taking into account delivery or contributions from the Company and shares delivered for such Corporate Purposes or to such Plans by the Trust, such Corporate Purposes or such Plans require more shares of Company Stock, then such Released Shares shall be allocated among such Corporate Purposes or such Plans as directed by the Committee. To the extent that Released Shares remain after the allocation referred to in the prior provisions of this Section 3.2, the remaining Released Shares shall, at the direction of and in the allocations specified by the Committee, be (i) transferred to the Plans to the extent of the Company's current cash funding obligations of such Plans or (ii) sold by the Trustee and the proceeds of such sale transferred to the Plans or used to fund such Corporate Purposes. The Trustee may sell Released Shares to the extent required to fund benefits under the Plans and transfer the proceeds of such sale to the Plans if and to the extent that the transfer of Released Shares to the Plans is prohibited under applicable law. To facilitate such sales pursuant to this
Section 3.2, the Company shall register under the Securities Act of 1933, as amended (the "1933 Act"), such number of Released Shares as the Committee may direct. If Released Shares remain in the Trust after the transfers or sales described above, such remaining Released Shares may, as the Committee shall direct, (i) be transferred to, or used by the Trustee for the benefit of, the Plans or such other employee benefit plans (or their participants and beneficiaries) covering a broad cross section of non-collectively bargained employees of the Company or its subsidiaries as the Committee shall direct, or
(ii) be retained in the Trust for a sufficient period of time after the release of such shares so that such Released Shares may be sold by the Trustee in accordance with Rule 144 under the 1933 Act at such times as the Committee may direct. In no event, however, may Released Shares remain in the Trust longer than four years after such shares become Released Shares. The Committee may direct the Trustee as to the timing and manner of sales pursuant to this
Section 3.2 of Released Shares in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. Released Shares transferred to Plans with respect to which trusts have been established shall be transferred to the trustee thereof; if there is no such trust with respect to a Plan, the shares transferred to such Plan shall be transferred to the plan administrator of such Plan. Released Shares transferred to satisfy Corporate Purposes shall be transferred as directed by the Committee.

                  3.3 Transfer of Other Assets. Any assets other than Company Stock held in the Trust pursuant to Section 2.1 shall be transferred by the Trustee in such amounts and at such times to or for the benefit of such Plans (or their participants and beneficiaries) at the same time and in the same proportion as Released Shares are allocated to such Plans.


                                   ARTICLE 4

                   COMPENSATION, EXPENSES AND TAX WITHHOLDING

                  4.1 Compensation and Expenses. The Trustee shall be entitled to such reasonable compensation for its services as may be agreed upon from time to time by the Company and the Trustee and to be reimbursed for its reasonable legal, accounting and appraisal fees, expenses and other charges reasonably incurred in connection with the administration, management, investment and distribution of the Trust Fund. Such compensation shall be paid, and such reimbursement shall be made, out of the Trust Fund. The Company agrees to make sufficient contributions to the Trust to pay such amounts owing the Trustee in addition to those contributions required by Section 2.1. In the event the Company fails to make the contributions necessary to pay amounts owing to the Trustee, the Trustee shall be entitled to seek payment directly from the Company, but the Trustee shall not be entitled to use contributions required by Section 2.1 in satisfaction of amounts owing to the Trustee.

                  4.2 Withholding of Taxes. While it is anticipated that the Company will make provision for complying with all applicable withholding requirements, the Trustee may withhold, require withholding, or otherwise satisfy its withholding obligation, on any distribution which it is directed to make, such amount as it may reasonably estimate to be necessary to comply with applicable federal, state and local withholding requirements. Upon settlement of such tax liability, the Trustee shall distribute the balance of such amount, if any. Prior to making any distribution hereunder, the Trustee may require such release or documents from any taxing authority, or may require such indemnity, as the Trustee shall reasonably deem necessary for its protection.


                                   ARTICLE 5

                          ADMINISTRATION OF TRUST FUND

                  5.1 Management and Control of Trust Fund. Subject to the terms of this Agreement, the Trustee shall have exclusive authority, discretion and responsibility to manage and control the assets of the Trust Fund.

                  5.2    Investment of Funds.  Except as otherwise provided in
Section 2.3 and in this Section 5.2, the Trustee shall invest and reinvest the Trust Fund exclusively in Company Stock, including any accretions thereto resulting from the proceeds of a tender offer, recapitalization or similar transaction which, if not in Company Stock, shall be reduced to cash as soon as practicable. The Trustee may invest any portion of the Trust Fund temporarily pending investment in Company Stock, distribution or payment of expenses in (i) investments in United States Government obligations with maturities of less than one year, (ii) interest-bearing accounts including but not limited to certificates of deposit, time deposits, saving accounts and money market accounts with maturities of less than one year in any bank, including the Trustee's, with aggregate capital in excess of $1,000,000,000 and a Moody's Investors Service rating of at least P1, or an equivalent rating from a nationally recognized ratings agency, which accounts are insured by the Federal Deposit Insurance Corporation or other similar federal agency, (iii) obligations issued or guaranteed by any agency or instrumentality of the United States of America with maturities of less than one year or (iv) short-term discount obligations of the Federal National Mortgage Association, provided that none of such investments, accounts or obligations shall be what are commonly referred to as "derivative" investments, accounts or obligations.

                  5.3 Trustee's Administrative Powers. Except as otherwise provided herein, and subject to the Trustee's duties hereunder, the Trustee shall have the following powers and rights, in addition to those provided elsewhere in this Agreement or by law:

                  (a) to retain any asset of the Trust Fund for the purposes set forth herein;

                  (b)    subject to Section 2.3, Article 3, Section 5.2,
Section 5.4 and Section 8.3, to sell, transfer, mortgage, pledge, lease or otherwise dispose of, or grant options with respect to, any Trust Fund assets at public or private sale;

                  (c) upon direction from the Company, to borrow from any lender (including the Company pursuant to the Loan), to acquire Company Stock as authorized by this Agreement, to enter into loan agreements upon such terms (including reasonable interest and security for the loan and rights to renegotiate and prepay such loan) as may be determined by the Committee; provided, however, that any collateral given by the Trustee for the Loan shall be limited to cash and property contributed by the Company to the Trust and dividends paid on Company Stock held in the Trust Fund and shall not include Company Stock acquired with the proceeds of the Loan;

                  (d) with the consent of the Committee, to settle, submit to arbitration, compromise, contest, prosecute or abandon claims and demands in favor of or against the Trust Fund;

                  (e) to vote or to give any consent with respect to any securities, including any Company Stock, held by the Trust either in person or by proxy for any purpose, provided that the Trustee shall vote, tender or exchange all shares of Company Stock as provided in Section 5.4;

                  (f) to exercise any of the powers and rights of an individual owner with respect to any asset of the Trust Fund and to perform any and all other acts that in its judgment are necessary or appropriate for the proper administration of the Trust Fund, even though such powers, rights and acts are not specifically enumerated in this Agreement;

                  (g) to employ such accountants, actuaries, investment bankers, appraisers, other advisors and agents as may be reasonably necessary in collecting, managing, administering, investing, valuing, distributing and protecting the Trust Fund or the assets thereof or any borrowings of the Trustee made in accordance with Section 5.3(c); and to pay their reasonable fees and expenses, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1;

                  (h) to cause any asset of the Trust Fund to be issued, held or registered in the Trustee's name or in the name of its nominee, or in such form that title will pass by delivery, provided that the records of the Trustee shall indicate the true ownership of such asset;

                  (i) to utilize another entity as custodian to hold, but not invest or otherwise manage or control, some or all of the assets of the Trust Fund; and

                  (j) to consult with legal counsel (who may also be counsel for the Trustee or the Company generally) with respect to any of its duties or obligations hereunder; and to pay the reasonable fees and expenses of such counsel, which shall be deemed to be expenses of the Trust and for which the Trustee shall be reimbursed in accordance with Section 4.1.

Notwithstanding the foregoing, neither the Trust nor the Trustee shall have any power to, and shall not, engage in any trade or business.

                  5.4    Rights Regarding Common Stock.

                  (a) Voting Rights. Subject to the provisions of Section 160 of the General Corporation Law of the State of Delaware, the Trustee shall follow the directions of the Board of Directors of the Company with respect to the manner of voting of Company Stock held by the Trust on each matter pending before an annual or special meeting of stockholders of the Company or any action by written consent of such stockholders in lieu of a meeting.

                  (b) Tender or Exchange Offer. If a tender or exchange offer is commenced for Company Stock other than by the Company, the Company Stock held by the Trust shall be transferred to the Company in full payment of the remaining balance of the Loan. If the Company commences a tender or exchange offer for Company Stock, the Trustee will follow the instructions of the Company as to the tender or exchange of the Company Stock held by the Trust.

                  5.5    Indemnification.

                  (a) To the extent lawfully allowable, the Company shall and hereby does indemnify and hold harmless the Trustee from and against any claims, demands, actions, administrative or other proceedings, causes of action, liability, loss, costs, damage or expense (including reasonable attorneys' fees), which may be asserted against it, in any way arising out of or incurred as a result of its action or failure to act in connection with the operation and administration of the Trust; provided that such indemnification shall not apply to the extent that the Trustee has acted in willful or negligent violation of applicable law or its duties under this Trust or in bad faith. The Trustee shall be under no liability to any person for any loss of any kind which may result (i) by reason of any action taken by it in accordance with any direction of the Committee or pursuant to Section 5.4, (ii) by reason of its failure to exercise any power or authority or to take any action hereunder because of the failure of the Committee to give directions to the Trustee, as provided for in this Agreement or (iii) by reason of any act or omission of the Committee with respect to its duties under this Trust. The Trustee shall be fully protected in acting upon any instrument, certificate or paper delivered by the Committee or the trustee or administrator of any Plan and believed in good faith by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

                  (b) The Company may, but shall not be required to, maintain liability insurance to insure its obligations hereunder. If any payments made by the Company or the Trust pursuant to this indemnity are covered by insurance, the Company or the Trust (as applicable) shall be subrogated to the rights of the indemnified party against the insurance company.

                  (c) Without limiting the generality of the foregoing, the Company may, at the request of the Trustee, advance to the Trustee reasonable amounts of expenses, including reasonable attorneys' fees and expenses, which the Trustee has advised have been incurred in connection with its investigation or defense of any claim, demand, action, cause of action, administrative or other proceeding arising out of or in connection with the Trustee's performance of its duties under this Agreement.

                  5.6 General Duty to Communicate to Committee. The Trustee shall promptly notify the Committee of all communications with or from any government agency or with respect to any legal proceeding with regard to the Trust and with or from any Plan Participants concerning their entitlements under the Plans or the Trust.

                                   ARTICLE 6

                        ACCOUNTS AND REPORTS OF TRUSTEE

                  6.1 Records and Accounts of Trustee. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection or audit by any person designated by the Company and which shall be retained as required by applicable law.

                  6.2 Fiscal Year. The fiscal year of the Trust shall be the twelve month period beginning on October 1 and ending on September 30.

                  6.3 Reports of Trustee. Within thirty (30) days following the close of each fiscal year of the Trust and each quarter of each fiscal year of the Trust, the Trustee shall prepare and present to the Committee a report for the period ending on the last day of such fiscal year and/or quarter of such fiscal year, as the case may be, listing all securities and other property acquired or disposed of and all receipts, disbursements and other transactions effected by the Trust during such period, and further listing all cash, securities, and other property held by the Trust, together with the Fair Market Value thereof, as of the end of such period. In addition to the foregoing, the report shall contain such information regarding the Trust Fund's assets and transactions as the Committee in its discretion may reasonably request. The Trustee shall also prepare and present to the Committee such reports for other periods as the Committee may reasonably request. Except as otherwise provided in the next sentence, all tax returns and other regulatory filings, if any, required by the Trust shall be prepared by the Trustee and submitted to the Committee for the Company's review at least thirty (30) days before the due date (excluding any extension thereof) for filing such tax return or other regulatory filing. The Company may, upon written notice to the Trustee, assume the responsibility for preparing any tax return or other regulatory filing required by the Trust. The Trustee shall timely file all such tax returns and other regulatory filings, if any, as shall be directed by the Company and shall promptly provide copies of such filings to the Committee.

                  6.4 Final Report. In the event of the resignation or removal of a Trustee hereunder, the Committee may request and the Trustee shall with reasonable promptness submit, for the period ending on the effective date of such resignation or removal, a report similar in form and purpose to that described in Section 6.3.

                                   ARTICLE 7

                             SUCCESSION OF TRUSTEE

                  7.1 Resignation of Trustee. The Trustee or any successor thereto may resign as Trustee hereunder at any time upon delivering a written notice of such resignation, to take effect 30 days after the delivery thereof to the Committee, unless the Committee accepts shorter notice; provided, however, that no such resignation shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

                  7.2 Removal of Trustee. The Trustee or any successor thereto may be removed by the Company by delivering to the Trustee so removed an instrument executed by the Committee. Such removal shall take effect at the date specified in such instrument, which shall not be less than 30 days after delivery of the instrument, unless the Trustee accepts shorter notice; provided, however, that no such removal shall be effective until a successor Trustee has assumed the office of Trustee hereunder.

                  7.3 Appointment of Successor Trustee. Whenever the Trustee or any successor thereto shall resign or be removed or a vacancy in the position shall otherwise occur, the Committee shall use its best efforts to appoint a successor Trustee as soon as practicable after receipt by the Committee of a notice described in

Section 7.1, or the delivery to the Trustee of a notice described in Section 7.2, as the case may be, but in no event more than 60 days after receipt or delivery, as the case may be, of such notice. A successor Trustee's appointment shall not become effective until such successor shall accept such appointment by delivering its acceptance in writing to the Company. If a successor is not appointed within such 60 day period, the Trustee, at the Company's expense, may petition a court of competent jurisdiction for appointment of a successor. In any event only a corporation with trust powers under applicable law, which is not an affiliate of the Company, may be a successor trustee hereunder.

                  7.4 Succession to Trust Fund Assets. The title to all property held hereunder shall vest in any successor Trustee acting pursuant to the provisions hereof without the execution or filing of any further instrument, but a resigning or removed Trustee shall execute all instruments and do all acts necessary to vest title in the successor Trustee. Each successor Trustee shall have, exercise and enjoy all of the powers, both discretionary and ministerial, herein conferred upon its predecessors. A successor Trustee shall not be obliged to examine or review the accounts, records, or acts of, or property delivered by, any previous Trustee and shall not be responsible for any action or any failure to act on the part of any previous Trustee.

                  7.5 Continuation of Trust. In no event shall the legal disability, resignation or removal of a Trustee terminate the Trust, but the Committee shall forthwith appoint a successor Trustee in accordance with
Section 7.3 to carry out the terms of the Trust.

                  7.6 Changes in Organization of Trustee. In the event that any corporate Trustee hereunder shall be converted into, shall merge or consolidate with, or shall sell or transfer substantially all of its assets and business to, another corporation, state or federal, the corporation resulting from such conversion, merger or consolidation, or the corporation to which such sale or transfer shall be made, shall thereafter become and be the Trustee under the Trust with the same effect as though originally so named but only if such corporation is qualified to be a successor trustee hereunder.

                  7.7 Continuance of Trustee's Powers in Event of Termination of the Trust. In the event of the termination of the Trust, as provided herein, the Trustee shall dispose of the Trust Fund in accordance with the provisions hereof. Until the final distribution of the Trust Fund, the Trustee shall continue to have all powers provided hereunder as necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

                                   ARTICLE 8

                            AMENDMENT OR TERMINATION

                  8.1 Amendments. Except as otherwise provided herein, the Company may amend the Trust at any time and from time to time in any manner which it deems desirable, provided, however:

                  (a) no amendment that would adversely affect the contingent rights of Plan Participants may change:

                           (i)    the allocation formula contained in Section
                                  3.1 or Section 3.2 so as to change the number of Released Shares in any Trust Year;

                           (ii) the terms of Sections 2.1, 2.3, 3.2, 5.4, 8.1, 8.2 or 8.3; and

                  (b) no amendment may change the duties of the Trustee without the Trustee's consent, which consent shall not be unreasonably withheld.

                  Notwithstanding the foregoing, the Company, acting in good faith taking into account the best interests of a broadly based population of individuals employed by the Company or broadly based employee benefit plans in which such persons participate, shall retain the power under all circumstances to amend the Trust to add employee benefit plans to, or delete Plans from, Schedule A and to clarify any ambiguities or similar issues of interpretation in this Agreement.

                  8.2 Termination. The Trust shall terminate upon the earlier of (i) September 30, 2000, or (ii) the date on which the Trust no longer holds any assets. The Board of Directors may terminate the Trust at any time prior to the date the Trust terminates pursuant to the preceding sentence.

                  8.3 Effect of Termination. Upon termination of the Trust, the Trustee shall sell sufficient remaining assets of the Trust so that the proceeds of such sale, together with any other available cash, can be applied to pay in full the remaining principal of the Loan and any accrued but unpaid interest thereon. The Committee may direct the Trustee as to the timing and manner of such sale in order to comply with applicable law and to avoid, if possible, adverse effects on the publicly traded market price of Company Stock. In the event the proceeds of the sale shall be insufficient to discharge the Loan in its entirety, the Company shall be deemed to have forgiven all amounts which shall remain due and owing thereon. Any assets or Company Stock remaining in the Trust after such payment in full of the Loan shall be distributed to or for the benefit of any employee benefit plan (including one or more of the Plans) in which a broad cross section of non-collectively bargained employees of the Company or its subsidiaries participate, as the Committee shall, in its sole discretion, determine.

                  8.4 Merger. If the Company is merged into another corporation or another corporation is merged into the Company then (a) the surviving corporation shall become the grantor of the Trust, (b) the assets of the Trust shall be subject to the claims of the creditors of the surviving corporation in accordance with Article 1, above, and (c) the provisions of this Agreement which apply to Company Stock (including without limitation the provisions of Article 3, above) shall apply to the stock of the surviving corporation held hereunder or transferred to the Trust.

                  8.5 Form of Amendment or Termination. Any amendment or termination of the Trust shall be evidenced by an instrument in writing signed by an authorized officer of the Company, certifying that said amendment or termination has been authorized and directed by the Company or the Board of Directors, as applicable, and, in the case of any amendment, shall be consented to by signature of an authorized officer of the Trustee, if required by Section 8.1.


                                   ARTICLE 9

                                 MISCELLANEOUS

                  9.1 Controlling Law. The laws of the State of Delaware shall be the controlling law in all matters relating to the Trust, without regard to conflicts of law.

                  9.2 Committee Action. Any action required or permitted to be taken by the Committee may be taken on behalf of the Committee by any individual so authorized. The Company shall furnish to the Trustee the name and specimen signature of each member of the Committee upon whose statement of a decision or direction the Trustee is authorized to rely. Until notified of a change in the identity of such person or persons, the Trustee shall act upon the assumption that there has been no change.

                  9.3 Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, telecopier or hand delivery as follows:

                         To the Company:   Browning-Ferris Industries, Inc.
                                           757 N. Eldridge
                                           Houston, Texas 77079

                              Attention:   Treasurer
                                           Telecopier: (713) 584-8622
                                           Assistant Secretary
                                           Telecopier: (713) 584-8652

                     To the Trustee:   Wachovia Bank of North Carolina, N.A.
                                       301 North Main Street
                                       Winston-Salem, North Carolina  27150-3099

                          Attention:   Alan C. Frazier
                                       Telecopier: (910) 770-4059

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

                  9.4 Severability. If any provision of the Trust shall be held illegal, invalid or unenforceable for any reason, such provision shall not affect the remaining parts hereof, but the Trust shall be construed and enforced as if said provision had never been inserted herein.

                  9.5 Protection of Persons Dealing with the Trust. No person dealing with the Trustee shall be required or entitled to monitor the application of any money paid or property delivered to the Trustee, or determine whether or not the Trustee is acting pursuant to authorities granted to it hereunder or to authorizations or directions herein required.

                  9.6 Tax Status of Trust. It is intended that the Company, as grantor hereunder, be treated as the owner of the entire Trust and the trust assets under Section 671, et seq. of the Code. Until advised otherwise, the Trustee may presume that the Trust is so characterized for federal income tax purposes and shall make all filings of tax returns on that presumption.

                  9.7 Participants to Have No Interest in the Company by Reason of the Trust. Neither the creation of the Trust nor anything contained in the Trust shall be construed as giving any person, including any individual employed by the Company or any subsidiary of the Company, any equity or interest in the assets, business or affairs of the Company.

                  9.8 Nonassignability. No right or interest of any person to receive distributions from the Trust shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, or bankruptcy, but excluding death or mental incompetency, and, to the fullest extent permitted by applicable law, no right or interest of any person to receive distributions from the Trust shall be subject to any obligation or liability of any such person, including claims for alimony or the support of any spouse or child.

                  9.9 Gender and Plurals. Whenever the context requires or permits, the masculine gender shall include the feminine gender and the singular form shall include the plural form and shall be interchangeable.

                 9.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

                  IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be signed, and their seals affixed hereto, by their authorized officers all as of the day, month and year first above written.

                                       BROWNING-FERRIS INDUSTRIES, INC.



                                       By:     /s/  Henry L. Hirvela
                                           -------------------------------------
                                       Name:        Henry L. Hirvela
                                       Title:  Vice President & Treasurer


                                       WACHOVIA BANK OF NORTH CAROLINA, N.A.



                                       By:      /s/  Alan C. Frazier
                                           -------------------------------------
                                       Name:         Alan C. Frazier
                                       Title:        Vice President

                                                                      SCHEDULE A

                                     PLANS


BFI Retirement Plan

BFI Employee Stock Ownership and Savings Plan

1983 Stock Option Plan of Browning-Ferris Industries, Inc.

1987 Stock Option Plan of Browning-Ferris Industries, Inc.

1990 Stock Option Plan of Browning-Ferris Industries, Inc.

1993 Stock Incentive Plan

1993 Non-Employee Director Stock Plan

Pension Plan of San Mateo County Scavenger and Affiliated Companies

BFI Medical Plan - Group Insurance Plan for Employees of Browning-Ferris Industries, Inc.

BFI Dental Plan

BFI Long Term Disability Group Insurance Plan

Group Term Life Insurance and Accidental Death and Dismemberment Plan for Browning-Ferris Industries, Inc.





                                      - 1 -